UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 3, 2009

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 1, 2009, the shareholders of Premier Financial Bancorp, Inc. (“Premier”) adopted an amendment to Article IV of Premier’s articles of incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000 common shares without par value.  On September 3, 2009, Premier filed with the Secretary of State of the Commonwealth of Kentucky articles of amendment evidencing the amendment to Article IV of Premier’s articles of incorporation adopted by Premier shareholders.  The articles of amendment were effective upon filing.  A copy of the articles of amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibit 3.1 -	Articles of Amendment to the Articles of Incorporation of Premier Financial Bancorp, Inc. (as filed with and issued by the Secretary of State of the Commonwealth of Kentucky on September 3, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: September 9, 2009                                          Brien M. Chase, Senior Vice President
  and Chief Financial Officer